Exhibit 99.2

Earnings Call 4Q2018 Tuesday, January 29, 2019

Forward Looking Statements Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and South State Corporation (“South State”). Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. South State cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) increased expenses, loss of revenues, and increased regulatory scrutiny associated with our total assets having exceeded $10.0 billion; (3) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (4) ownership dilution risk associated with potential acquisitions in which South State’s stock may be issued as consideration for an acquired company; (5) potential deterioration in real estate values; (6) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the Tax Cuts and Jobs Act) and the resulting impact, including as a result of compression to net interest margin; (7) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (8) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank’s loan and securities portfolios, and the market value of South State’s equity; (9) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (10) risks associated with an anticipated increase in South State’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities South State desires to acquire are not available on terms acceptable to South State; (11) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (12) transaction risk arising from problems with service or product delivery; (13) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (14) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the recently enacted Tax Cuts and Jobs Act, the Consumer Financial Protection Bureau rules and regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (15) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (16) reputation risk that adversely affects earnings or capital arising from negative public opinion; (17) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (18) cybersecurity risk related to the dependence of South State on internal computer systems and the technology of outside service providers, as well as the potential impacts of third party security breaches, subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (19) greater than expected noninterest expenses; (20) noninterest income risk resulting from the effect of regulations that prohibit financial institutions from charging consumer fees for paying overdrafts on ATM and one-time debit card transactions, unless the consumer consents or opts-in to the overdraft service for those types of transactions; (21) excessive loan losses; (22) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions within the expected time frame; (23) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, and potential difficulties in maintaining relationships with key personnel; (24) the risks of fluctuations in market prices for South State common stock that may or may not reflect economic condition or performance of South State; (25) the payment of dividends on South State common stock is subject to regulatory supervision as well as the discretion of the board of directors of South State, South State’s performance and other factors; (26) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisition, whether involving stock or cash consideration; and (27) other risks and uncertainties disclosed in South State’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC) or disclosed in documents filed or furnished by South State with or to the SEC after the filing of such Annual Reports on Form 10-K, and of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. South State does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 2

2018 Highlights *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, securities gains or losses. 3 3Q18 4Q18 2018 GAAP Net Income EPS Return on Average Assets Return on Average Tangible Equity $47.1 $1.28 1.28% 15.29% $49.0 $1.35 1.33% 15.91% $178.9 $4.86 1.23% 14.93% Adjusted* Net Income EPS Return on Average Assets Return on Average Tangible Equity Cash dividend per common share $49.1 $1.33 1.33% 15.90% $0.35 $49.0 $1.35 1.33% 15.91% $0.36 $202.1 $5.50 1.39% 16.76% $1.38

Net Loan Growth $3,333 $11,018 $10,623 ($1,993) 4Q17 Runoff / Amortization Production 4Q18 4 Dollars in Millions $2,388 $945 Unfunded

Net Interest Margin $140.0 $126.4 4.50% $120.0 $100.0 4.18% 4.00% $80.0 $60.0 3.50% $40.0 4Q17 1Q18 2Q18 3Q18 4Q18 Net Interest Margin Net Interest Income 5 In Millions $129.0$129.6$128.3 $112.3 4.22% 4.14% 4.04% 3.98%

Loan Characteristics 4Q18 Matures or Re-prices Floaters $2,451 23% Fixed $6,006 55% Hybrid ARMs $2,119 19% Overall Weighted Average Life of 3 - 4 Years Adjustable $370 3% 6 Dollars in Millions <1 year 30% 1 - 5 years 34 5+ years 36

Average Interest Earning Assets 4Q 2018 7 Quarterly Averages Assets % of Earning 3Q 2018 Assets % of Earning Assets Net Change Short-Term Investments 1.8%$233 1.4%$173 $(60) Investment Securities 12.6%1,589 12.2%1,548 (41) Loans - Acquired 27.1%3,429 25.1%3,175 (254) Loans - NonAcquired 58.2%7,373 61.2%7,753 380 Total Loans 85.3%$ 10,802 86.2%$ 10,928 $126 Loans Held for Sale 0.3%35 0.2%25 (10) Total Interest Earning Assets $ 12,659 $ 12,674 $15

Accretable Yield 20% Re-cast 15% 10% 8.7% 7% 5% 1Q15 4Q15 3Q16 2Q17 1Q18 4Q18 Accretion / Total Interest Income Fourth Quarter 2018 (Yields Annualized) 8 Income Statement Contractual Interest Accretion Total Income Contractual Yield Total Yield Acquired Credit Impaired $7.8 $5.9 $13.7 5.40% 10.86% Acquired NonCredit Impaired 32.5 3.8 36.3 4.76% 5.38% Total $40.3 $9.7 $50.0 4.87% 6.25% 18.3% SBFC Re-cast PSTB PSTB 12.5% 9.4% 6. SBFC

Acquired Loan Portfolio As of December 31, 2018 (A) Represents total loan discount made up of $19.1 million credit mark ($24.8 million total non-accretable difference less $5.7 million interest portion of non-accretable difference) and a non-credit discount of $48.9 million (B) Represents cash flows of principal totaling $48.9 million and interest totaling $67.9 million that are expected to be received in future periods and will be recognized as interest income 9 Dollars in millions Balance Sheet UPB Discount Carrying Value Accretable Yield / Disc Acquired Credit Impaired $553.1 (A) ($68.0) $485.1 (B) $116.8 Acquired NonCredit Impaired 2,628.2 (33.4) 2,594.8 33.4 Total $3,181.3 ($101.4) $3,079.9 $150.2

4th Quarter 2018 Highlights In Millions; *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, securities gains or losses. 10 Noninterest Income 3Q 2018 4Q 2018 Net Change Fees on Deposit Accounts $ 17.8 $ 18.7 $ 0.9 Mortgage Banking 2.8 2.5 (0.3) W ealth Management 7.5 7.6 0.1 Acquired Loan Recoveries 1.2 2.7 1.5 Other Income 2.7 4.1 1.4 Total Adjusted* NonInterest Income $ 32.0 $ 35.6 $ 3.6 Securities gains (losses), net (0.01) (0.00) 0.01 Total Noninterest Income $ 32.0 $ 35.6 $ 3.6

Efficiency Ratio 68.0% 66.7% 65.6% 4Q17 1Q18 2Q18 3Q18 4Q18 Efficiency Ratio Adjusted* Efficiency Ratio *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses. 11 56.3% 60.0% 62.3% 57.3% 59.5%59.4%

4th Quarter 2018 Highlights In Millions; *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, securities gains or losses. 12 Noninterest Expense 3Q 2018 4Q 2018 Net Change Salaries and Benefits 57.9 57.7 (0.2) Information services expense 7.8 7.9 0.1 OREO and loan related expense (0.0) 0.8 0.9 Net occupancy expense & FFE 12.2 11.8 (0.4) FDIC assessment & regulatory chgs 2.5 1.3 (1.2) Bankcard expense 0.4 0.4 0.0 Amortization of intangibles 3.5 3.5 0.0 Professional fees & marketing 3.2 4.4 1.2 Business development and staff related 2.5 2.8 0.3 Other 5.8 5.9 0.1 Total Adjusted* Noninterest Expense 95.8 96.7 0.9 Merger-related Costs 4.5 0.0 (4.5) Total Noninterest Expense 100.3 96.7 (3.6)

Earnings Per Diluted Share $5.50 $4.18 $4.11 $1.18 2014 2015 2016 2017 4Q18 YTD EPS Adjusted* EPS (Non-GAAP) *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, securities gains or losses, and deferred tax asset revaluation. 13 $4.85$4.86 4Q $1.35 $4.55 4Q $1.30 $4.31 $2.93 3Q $1.33 $3.75 $3.08 3Q $1.22 2Q $1.43 2Q 1Q $1.39 1Q $1.15

Tangible Book Value $38.00 $36.00 $34.00 $32.00 4Q17 1Q18 2Q18 3Q18 4Q18 14 $36.30 $35.37 $34.64 $34.05 $33.61